UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.      )
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Genitope Corporation

(Name of Registrant as Specified in Its Charter)

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6900 Dumbarton Circle
Fremont, CA 94555

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On March 11, 2008

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders of Genitope Corporation, a Delaware corporation (the “Company”). The meeting will be held on Tuesday, March 11, 2008 at 10:00 a.m. local time at 6900 Dumbarton Circle, Fremont, CA 94555 for the following purposes:

1. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of shares of common stock that the Company is authorized to issue from 65 million to 125 million shares.

2. To conduct any other business properly brought before the Special Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Special Meeting is January 29, 2008. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors

Laura Randall Woodhead
Secretary

Fremont, California
February 11, 2008

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
PROPOSAL 1 Approval Of Increase In Number Of Authorized Shares Of Common Stock
Security Ownership of Certain Beneficial Owners and Management
Householding of Proxy Materials
Forward Looking Statements
Stockholder Proposals for the 2008 Annual Meeting

GENITOPE CORPORATION
6900 Dumbarton Circle
Fremont, CA 94555

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS

March 11, 2008

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the Special Meeting of Stockholders, including at any adjournments or postponements of the meeting. (When we use the terms “we,” “us,” “our,” “Genitope” and “the Company,” we are referring to Genitope Corporation.) You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or, to submit your proxy over the telephone or on the Internet, follow the instructions below.

The Company intends to mail this proxy statement and accompanying proxy card on or about February 11, 2008 to all stockholders of record entitled to vote at the Special Meeting.

Who can vote at the special meeting?

Only stockholders of record at the close of business on January 29, 2008 will be entitled to vote at the special meeting. On this record date, there were 42,760,021 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on January 29, 2008, your shares were registered directly in your name with Genitope’s transfer agent, Mellon Investor Services, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on January 29, 2008, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There is only one matter scheduled for a vote: the approval of a proposed amendment to our amended and restated certificate of incorporation to increase the authorized number of shares of common stock from 65 million to 125 million shares. We will also transact any other business that properly comes before the special meeting.

How do I vote?

For the matter to be voted on, you may vote “For” or “Against” or “Abstain” from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the special meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy (see “Can I change my vote after submitting my proxy?” below).

•	To vote in person, come to the special meeting, and we will give you a ballot when you arrive.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the special meeting, the proxyholders will vote your shares as you direct.

•	To vote over the telephone, dial toll-free 1-866-540-5760 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. To be counted, your vote must be received by 11:59 p.m., Eastern Standard Time, on March 10, 2008.

•	To vote on the Internet, go to http://www.proxyvoting.com/gtop to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. To be counted, your vote must be received by 11:59 p.m., Eastern Standard Time, on March 10, 2008.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Genitope. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank, as well as in person at the special meeting. To vote in person at the special meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

For each matter to be voted upon, you have one vote for each share of common stock you owned as of January 29, 2008.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the proposal to adopt the amendment to our amended and restated certificate of incorporation to increase the authorized number of shares of common stock from 65 million to 125 million shares. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a timely written notice that you are revoking your proxy to Genitope’s Secretary at 6900 Dumbarton Circle, Fremont, California 94555.

•	You may attend the special meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For,” “Against” and “Abstain” votes, abstentions and broker non-votes. With respect to the scheduled proposal, both abstentions and broker non-votes will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”) on which your broker may vote shares held in street name in the absence of your voting instructions.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of shareholders, such as mergers or shareholder proposals.

How many votes are needed to approve the proposal?

Approval and adoption of the amendment to our amended and restated certificate of incorporation to increase the authorized number of shares of common stock from 65 million to 125 million shares requires the affirmative vote of at least a majority of our issued and outstanding shares of common stock. As a result, abstentions and broker non-votes will have the same effect as “Against” votes.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were 42,760,021 shares of common stock outstanding and entitled to vote. Thus, the holders of 21,380,011 shares of common stock must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the special meeting?

Preliminary voting results will be announced at the special meeting. Final voting results will be published in the Company’s quarterly report on Form 10-Q for the first quarter of 2008.

What if I do not agree with the result of the voting at the special meeting?

Stockholders are not entitled to dissenters’ or appraisal rights under Delaware law in connection with the approval or rejection of the proposed amendment to our amended and restated certificate of incorporation.

Will other matters be voted on at the special meeting?

We are not aware of any matters to be presented at the special meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

PROPOSAL 1

Approval Of Increase In Number Of Authorized Shares Of Common Stock

Our Board of Directors has determined that it is in the Company’s best interests and in the best interests of our stockholders to amend our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 65 million shares to 125 million shares (the “Amendment”).

At January 1, 2008, there were 42,760,021 shares of our common stock outstanding. In addition, as of the same date, our Board of Directors had reserved 4,973,352 shares for issuance upon exercise of outstanding options and rights granted under the Company’s stock option and stock purchase plans, 5,855,591 shares for future grant under the Company’s stock option and stock purchase plans and up to approximately 266,666 shares of common stock that may be issued upon exercise of currently outstanding warrants. Accordingly, at January 1, 2008, only 10,905,506 shares of common stock remained unreserved and available for future issuance. As a result, at a meeting held on January 11, 2008, our Board of Directors unanimously approved the proposed Amendment in substantially the form attached hereto as Appendix A. At that time, our Board of Directors declared the proposed Amendment to be advisable and in the best interests of the Company and our stockholders and is accordingly submitting the proposed Amendment for approval by the stockholders.

The proposed Amendment would increase the number of shares of common stock the Company is authorized to issue from 65 million shares of common stock, $0.001 par value, to 125 million shares of common stock, representing an increase of 60 million shares of common stock, with a corresponding increase in the total authorized capital stock from 70 million shares to 130 million shares.

The additional common stock proposed to be authorized under the Amendment would have rights identical to our currently outstanding common stock. The holders of our common stock are not entitled to preemptive rights with respect to the issuance of additional common stock or securities convertible into or exercisable for common stock. Adoption of the proposed Amendment and issuance of the additional common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. If the Amendment is adopted, it will become effective upon the acceptance for filing of a Certificate of Amendment of our Amended and Restated Certificate of Incorporation by the Secretary of State of the State of Delaware.

We expect that we may use some of the additional common stock to be authorized as a result of the Amendment to issue additional shares in order to raise funds to meet our working capital needs, although no firm plans have been made in that regard and the timing and amount of such issuances, if any, have not been determined. Although, as of the date of this proxy statement, our Board of Directors has no other plans to issue the additional shares of common stock, it desires to have the shares available to provide additional flexibility to use our common stock in the future for business and financial purposes that our Board of Directors deems to be in the Company’s best interests on a timely basis without the expense and delay of a stockholders’ meeting. The additional shares may be used for any proper corporate purposes without further stockholder approval. These purposes may include raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, expanding our business through acquisitions and other investment opportunities and other purposes. If the stockholders do not approve this proposal to increase the number of authorized shares, our ability to arrange the financing necessary to continue our operations as planned would be significantly limited. Stockholders should recognize that the issuance of additional shares of common stock might dilute the ownership and voting rights of stockholders and, depending upon the price at which the shares are issued, could be dilutive to existing stockholders and have a negative effect on the trading price of our common stock.

The additional shares of common stock that would become available for issuance if the proposal is adopted could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or management. For example, without further stockholder approval, our Board of Directors could adopt a “poison pill” that would, under certain circumstances related to an acquisition of shares not approved by our Board of Directors, give certain holders the right to acquire additional shares of common stock at a low price, or our Board of Directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor our current Board of Directors. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and our Board of Directors does not intend or view the proposed increase in authorized shares as an anti-takeover measure, nevertheless, stockholders should be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in control, including transactions in which our stockholders might otherwise receive a premium for their shares over then-current market prices.

The affirmative vote of the holders of a majority of the outstanding shares of common stock will be required to approve the Amendment. As a result, abstentions and broker non-votes will have the same effect as “Against” votes.

The Board Of Directors Recommends
A Vote In Favor Of Proposal 1.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of the Company’s common stock as of January 15, 2008 by: (i) each director; (ii) each of the named executive officers expected to be listed in the Summary Compensation Table to be contained in the proxy statement for Genitope’s 2008 Annual Meeting of Stockholders; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

	Beneficial
	Ownership(1)
	Number of	Percent
Beneficial Owners of more than Five Percent	Shares	of Total

CPMG, Inc.(2)	8,131,620	19.0%
Corriente Advisors, LLC(3)	4,099,463	9.6%
Visium Asset Management, LLC(4)	3,193,500	7.5%
BNP Paribas Arbitrage SA(5)	2,250,000	5.3%
James Passin & Harry Sawikin(6)	2,212,041	5.2%
John Arrillaga, Jr.(7)	2,176,427	5.1%

Executive Officers and Directors
Dan W. Denney, Jr., Ph.D.(8)	1,841,931	4.3%
John M. Vuko(9)	239,559	*
Thomas DeZao(10)	161,749	*
Claude Miller(11)	136,765	*
Michael Buckley, Ph.D.(12)	78,235	*
Mary Ellen Rybak, M.D.(13)	53,208	*
Stanford C. Finney(14)	1,797,170	4.2%
Gregory Ennis(15)	771,424	1.8%
Gordon D. Denney(16)	143,387	*
William A. Hasler(17)	139,629	*
R. Kent McGaughy, Jr.(18)	8,131,620	19.0%
All directors and executive officers as a group (11 persons)(19)	13,494,677	30.3%

*	Less than one percent.

(1)	This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G and 13D, if any, filed with the Securities and Exchange Commission (the “SEC”). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 42,760,021 shares outstanding on January 15, 2008, adjusted as required by rules promulgated by the SEC. Shares of common stock subject to options currently exercisable or exercisable within 60 days of January 15, 2008, are deemed outstanding for computing the percentage of beneficial ownership of the person holding such options but are not deemed outstanding for computing the percentage of beneficial ownership of any other person. Unless otherwise provided, the address for each of the beneficial owner’s above is c/o Genitope Corporation, 6900 Dumbarton Circle, Fremont, California 94555.

(2)	Based on information provided to the Company by CPMG, Inc.: (i) the address of CPMG, Inc. is 2100 McKinney, Suite 1770, Dallas, Texas 75201; (ii) CPMG, Inc. may be deemed to beneficially own shares owned and/or held by and/or for the account and/or benefit of other persons, including persons for which CPMG, Inc. serves as an investment adviser and/or manager; (iii) includes 6,250 shares that R. Kent McGaughy, Jr., has the right to acquire within 60 days of January 15, 2008, pursuant to a stock option to purchase 25,000 shares of the Company’s stock for an exercise price of $3.67 per share granted to Mr. McGaughy, the President and a shareholder of CPMG, Inc., in June 2007 (the “Option”);

(iv) Mr. McGaughy has entered into an arrangement with CPMG, Inc., to assign any and all profits realized by Mr. McGaughy from or in connection with the Option to CPMG, Inc.; (v) pursuant to this arrangement, CPMG, Inc., may provide the amount of funds or other consideration used or to be used in making stock purchases, if any, pursuant to the Option; (vi) Edward W. Rose III is the sole director and a shareholder of CPMG, Inc.; (vii) Mr. Rose may be deemed to beneficially own shares owned and/or held by and/or for the account and/or benefit of CPMG, Inc.; and (viii) each of CPMG, Inc. and Mr. Rose disclaims beneficial ownership of the shares, except to the extent of their pecuniary interest therein.

(3)	Based on the information contained in a Schedule 13G filed with the SEC on December 3, 2007: (i) the address of Corriente Advisors, LLC, is 201 Main Street, Suite 1800, Forth Worth, Texas 76102; (ii) Corriente Advisors, LLC, may be deemed to beneficially own shares owned and/or held by and/or for the account and/or benefit of other persons, including persons for which Corriente Advisors, LLC, serves as an investment adviser and/or manager; (iii) Mark L. Hart III is the Chairman and Chief Executive Officer of Corriente Advisors, LLC; and (iv) Mr. Hart may be deemed to beneficially own shares owned or held by Corriente Advisors, LLC.

(4)	Based on the information contained in a Schedule 13G/A filed with the SEC on August 28, 2007: (i) the address of Visium Asset Management, LLC, is 950 Third Avenue, New York, New York 10022; (ii) Visium Asset Management, LLC, may be deemed to beneficially own shares owned or held by and/or for the account and/or benefit of other persons, including persons for which Visium Asset Management, LLC, serves as an investment adviser and/or manager; (iii) Jacob Gottlieb is the principal of Visium Asset Management, LLC; and (iv) Mr. Gottlieb may be deemed to beneficially own shares owned and/or held by and/or for the account and/or benefit of Visium Asset Management, LLC.

(5)	Based on the information contained in a Schedule 13G filed with the SEC on October 17, 2007, the address of BNP Paribas Arbitrage SA is 787 Seventh Ave., New York, New York 10019.

(6)	Based on the information contained in a Schedule 13G filed with the SEC on December 14, 2007: (i) the address for Messrs. Passin and Sawikin is 152 West 57th Street, 24th Floor, New York, New York 10019; (ii) the shares are held by investment funds advised by two investment advisory entities (FGS Advisors, LLC, and FG2 Advisors, LLC) of which Messrs. Passin and Sawikin are the controlling principals; and (iii) Messrs. Passin and Sawikin disclaim beneficial ownership of the shares.

(7)	Based on the information contained in a Schedule 13G filed with the SEC on May 7, 2007: (i) the address for Mr. Arrillaga is 2560 Mission College Boulevard, Suite 101, Santa Clara, California 95054; (ii) Mr. Arrillaga is the manager of an investment adviser whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of 2,010,996 shares of the shares; and (iii) Mr. Arrillaga has sole voting power with respect to 161,231 shares and shared dispositive power with respect to 2,015,196 shares.

(8)	Includes 574,998 shares that Dr. Denney has the right to acquire within 60 days of January 15, 2008 through the exercise of stock options.

(9)	Includes 224,791 shares that Mr. Vuko has the right to acquire within 60 days of January 15, 2008 through the exercise of stock options.

(10)	Includes 152,850 shares that Mr. DeZao has the right to acquire within 60 days of January 15, 2008 through the exercise of stock options.

(11)	Includes 130,207 shares that Mr. Miller has the right to acquire within 60 days of January 15, 2008 through the exercise of stock options.

(12)	Includes 76,562 shares that Dr. Buckley has the right to acquire within 60 days of January 15, 2008 through the exercise of stock options.

(13)	Includes 47,500 shares that Dr. Rybak has the right to acquire within 60 days of January 15, 2008 through the exercise of stock options.

(14)	Includes 64,499 shares that Mr. Finney has the right to acquire within 60 days of January 15, 2008 through the exercise of stock options. Includes 259,333 shares of common stock that Mr. Finney has the right to acquire within 60 days of January 15, 2008 through the exercise of an outstanding warrant. Also includes 325,684 shares held by Rainbow Trading Corporation and 305,504 shares held by Rainbow Trading Systems,

Inc., and 316,748 shares held by Rainbow Investors. Mr. Finney is the controlling shareholder of Rainbow Trading Systems, Inc. and of Rainbow Trading Corporation. Mr. Finney is also the managing partner of Rainbow Investors Partners, Shinnecock Investment Partners and Pinehurst Investment Partners. Mr. Finney disclaims beneficial ownership of the shares held by these entities except to the extent of his pecuniary interest therein.

(15)	Includes 75,499 shares that Mr. Ennis has the right to acquire within 60 days of January 15, 2008 through the exercise of stock options. Also includes 109,015 shares held by Peninsula Equity Partners, L.P., 516,649 shares held by Peninsula Equity Partners SBIC, L.P., 2,895 shares held by Peninsula Sodalis Fund, L.P. and 24,300 shares held in Mr. Ennis’ Peninsula Equity Partners’ 401(k) fund. Mr. Ennis is a managing member of the general partner of Peninsula Equity Partners, L.P. and Peninsula Sodalis Fund L.P. and a managing member of Peninsula Equity Partners SBIC, L.P. and a managing member of Peninsula Equity Partners SBIC, LLC, the general partner of Peninsula Equity Partners SBIC, L.P. Includes 6,683 shares and 650 shares of common stock that Peninsula Equity Partners SBIC, L.P. and Peninsula Equity Partners, L.P., respectively, have the right to acquire within 60 days of January 15, 2008 through the exercise of outstanding warrants. Mr. Ennis disclaims beneficial ownership of the shares held by these entities, except to the extent of his proportionate pecuniary interest therein.

(16)	Includes 1,666 shares held by Mr. Denney’s spouse, 5,832 shares held by Mr. Denney as Custodian Under UGMA for Davis Jordan Denney, 5,832 shares held by Mr. Denney as Custodian Under UGMA for Katherine Ann Denney and 62,499 shares that Mr. Denney has the right to acquire within 60 days of January 15, 2008 through the exercise of stock options.

(17)	Includes 74,499 shares that Mr. Hasler has the right to acquire within 60 days of January 15, 2008 through the exercise of stock options.

(18)	Includes shares described in Note 2 above. Mr. McGaughy is the President and a shareholder of CPMG, Inc. Mr. McGaughy disclaims beneficial ownership of the shares held by these entities, except to the extent of his pecuniary interest therein.

(19)	Includes shares described in the notes above, as applicable. Total number of shares includes 11,737,857 shares of common stock held by persons and entities affiliated with our directors and executive officers, 266,666 shares issuable upon the exercise of outstanding warrants and 1,490,154 shares that certain directors and executive officers have the right to acquire within 60 days after January 15, 2008 pursuant to outstanding stock options.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Direct your written request to Genitope Corporation, c/o Laura Woodhead, Secretary, 6900 Dumbarton Circle, Fremont, California 94555 or contact Laura Woodhead at (510) 284-3000. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, Genitope will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Forward Looking Statements

This document includes certain forward-looking statements, including statements related to the Company’s potential use or issuance of the additional authorized common stock authorized under the Amendment. Words such as “believes,” “may,” “anticipates,” “plans,” “expects,” “will,” “intends” and similar expressions are intended to identify forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include but are not limited to and other factors which may be identified from time to time in our SEC filings and other public announcements, including Genitope’s Form 10-K for the fiscal year ended December 31, 2006, Form 10-Q for the quarterly period ended March 31, 2007, Form 10-Q for the quarterly period ended June 30, 2007 and Form 10-Q for the quarterly period ended September 30, 2007. We assume no obligation to update these forward-looking statements to reflect actual results, changes in risks, uncertainties or assumptions underlying or affecting such statements or for prospective events that may have a retroactive effect.

Stockholder Proposals for the 2008 Annual Meeting

Any proposals that our stockholders wish to have included in our proxy statement and form of proxy for the 2008 annual meeting of stockholders must have been submitted in writing by January 11, 2008, to Laura Woodhead, Genitope’s Secretary, 6900 Dumbarton Circle, Fremont, CA 94555. Stockholders wishing to submit proposals or director nominations that are not to be included in those proxy materials must do so between February 12, 2008 and March 13, 2008. However, if Genitope’s 2008 Annual Meeting of Stockholders is not held between May 12, 2008 and July 11, 2008, then you must notify Genitope’s Secretary, in writing, not earlier than the close of business on the 120th day prior to the date of the 2008 Annual Meeting of Stockholders and not later than the close of business on the later of (i) the 90th day prior to the date of the 2008 Annual Meeting of Stockholders or (ii) the close of business on the 10th day following the day we first make a public announcement of the date of the 2008 Annual Meeting of Stockholders. Stockholders are also advised to review the Company’s Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. The chairman of the 2008 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Laura Randall Woodhead
Secretary

February 11, 2008

Appendix A

Certificate of Amendment
of
Amended and Restated Certificate of Incorporation
of
Genitope Corporation

Genitope Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”), does hereby certify:

First:  The name of this corporation is Genitope Corporation.

Second:  The date on which the Certificate of Incorporation of the Company was originally filed with the Secretary of State of the State of Delaware is August 15, 1996.

Third:  Section A of Article IV of the Third paragraph of the Amended and Restated Certificate of Incorporation (the “Certificate”) of the Company is hereby amended and restated to read in its entirety as follows:

“IV.

A. The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is one hundred thirty million (130,000,000). Of these shares, one hundred twenty-five million (125,000,000) shares of which shall be Common Stock (the “Common Stock”) and five million (5,000,000) shares of which shall be Preferred Stock (the “Preferred Stock”). The Preferred Stock shall have a par value of one-tenth of one cent ($0.001) per share and the Common Stock shall have a par value of one-tenth of one cent ($0.001) per share.”

FOURTH:  The foregoing amendment to the Certificate has been duly approved and adopted by the Board of Directors of the Company in accordance with the applicable provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware.

FIFTH:  The foregoing amendment to the Certificate has been duly approved and adopted by the stockholders of the Company in accordance with Section 242 of the General Corporation Law of the State of Delaware.

SIXTH:  All other provisions of the Amended and Restated Certificate of Incorporation shall remain in full force and effect.

A-1

In Witness Whereof, the undersigned authorized officer of Genitope Corporation has caused this Certificate of Amendment of Amended and Restated Certificate of Incorporation to be signed this      day of          , 2008.

Genitope Corporation

By:
Dan W. Denney, Jr.
Chief Executive Officer

A-2

PROXY
GENITOPE CORPORATION Special Meeting of Stockholders February 26, 2008, 10:00 a.m. local time 6900 Dumbarton Circle, Fremont, CA 94555
This proxy is solicited on behalf of the Board of Directors for the Special Meeting of Stockholders, to be held on Tuesday, February 26, 2008. The undersigned hereby appoints Dan W. Denney, Jr., Ph.D. and Laura R. Woodhead, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Genitope Corporation, a Delaware corporation (the “Company”), which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters at 6900 Dumbarton Circle, Fremont, CA 94555, on Tuesday, February 26, 2008 at 10:00 a.m. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.
UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.
IMPORTANT — TO BE SIGNED AND DATED ON REVERSE SIDE
Address Change/Comments (Mark the corresponding box on the reverse side) —
 FOLD AND DETACH HERE  You can now access your Genitope Corporation account online.
Access your Genitope Corporation stockholder account online via Investor ServiceDirect® (ISD).
Mellon Investor Services LLC, Transfer Agent for Genitope Corporation, now makes it easy and convenient to get current information on your shareholder account.
• View account status • Make address changes
• View certificate history • Obtain a duplicate 1099 tax form
• View book-entry • Establish/change your PIN information
Visit us on the web at http://www.melloninvestor.com For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL. Mark Here for Address Change or Comments ☐ THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
Proposal 1: To approve the amendment of For
☐ Against
☐ Abstain
☐ Genitope’s Amended and Restated Certificate of Incorporation to increase the authorized shares of Common Stock from 65 million to 125 million.
Signature Signature Date —— —— —
Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have executed by a duly authorized officer, stating title. If signer is a partnership, please sign in partnership name by an authorized person. Please vote, date and promptly return this proxy in the enclosed return envelope, which is postage prepaid if mailed in the United States.
Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to special meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
Telephone 1-866-540-5760 Mail Internet Use any touch-tone Mark, sign and date http://www.proxyvoting.com/gtop telephone to vote your proxy card and Use the internet to vote your proxy. your proxy. Have return it in the Have your proxy card in hand when your proxy card in enclosed postage you access the Web site. OR hand when you call. OR prepaid envelope.
—— —— — If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.